Exhibit 99.1
News Release

For immediate release	For more information contact:
April 28, 2017	Jeff Keyes
Chief Financial Officer
858-726-1600
ir@digirad.com

Digirad Corporation Reports Financial Results for the
First Quarter Ended March 31, 2017

•Company pays down $1.3 million on its credit facility during the quarter
•Announces 2017 financial guidance
•Announces cash dividend of $0.05 cents per share

Suwanee, GA. - April 28, 2017 - Digirad Corporation (Nasdaq: DRAD) today reported its financial results for the first quarter ended March 31, 2017.
Total revenues for the first quarter were $29.1 million, compared to $31.2 million in the first quarter of the prior year.
Net loss for the first quarter was $2.1 million, or $0.10 net loss per diluted share, compared to net income of $11.6 million, or $0.58 net income per diluted share in the same period in the prior year. Non-GAAP adjusted net loss for the first quarter was $0.2 million, or $0.01 adjusted net loss per diluted share, compared to adjusted net income of $1.3 million, or $0.07 adjusted net income per diluted share in the same period in the prior year. Non-GAAP adjusted EBITDA for the first quarter was $1.8 million, compared to $3.7 million in the same period in the prior year.
Operating cash flow for the first quarter was $1.9 million, compared to $0.7 million in the prior year. Non-GAAP free cash flow was $1.4 million for the first quarter, compared to negative $0.3 million in the same period in the prior year.
Digirad President and CEO Matt Molchan said, “Overall, our core businesses are performing well and within our expectations. Seasonality impacts us each year in the first quarter, with a little more impact this year than in the prior year.” Molchan continued, “We have had some challenges recently in our Mobile Healthcare services business, but believe these problems to be confined to the provisional service offering of this business segment. We have addressed these challenges by changing our leadership, operations and sales approach in our Mobile Healthcare services business, focusing on our core customers and improving delivery of our high-quality healthcare services. With these changes, we are very confident that we will improve on the recent results, and expect to resume growth in 2018. We continue to expect more cash generation in 2017 than in 2016, which we will use to pay down debt and fund our ongoing dividend, both of which we believe deliver value to shareholders.”
The Company also announced a cash dividend of $0.05 cents per share that will be paid on May 30, 2017, to shareholders of record on May 15, 2017.
2017 Financial Guidance
The Company announced its financial guidance for 2017, which is to generate revenues of approximately $125 million, non-GAAP adjusted EBITDA of between $14 and $15 million, adjusted net income per diluted share of between $0.10 and $0.15, and free cash flow of between $9 and $10 million.
Conference Call Information
A conference call is scheduled for 11:00 a.m. EDT on April 28, 2017 to discuss the results and management's outlook. The call may be accessed by dialing 1-877-407-9039 (international callers: +1-201-689-8470) five minutes prior to the scheduled start time and referencing Digirad. A simultaneous webcast of the call may be accessed online from the Events & Presentations link on the Investor Relations page at http://drad.client.shareholder.com; an archived replay of the webcast will be available within 15 minutes of the end of the conference call.

Use of Non-GAAP Financial Measures by Digirad Corporation
This Digirad news release presents the non-GAAP financial measures “adjusted net income (loss),” “adjusted net income (loss) per diluted share,” “adjusted EBITDA”, and "free cash flow". The most directly comparable measure for these non-GAAP financial measures are net income (loss), net income (loss) per diluted share, and operating cash flow. The Company has included below unaudited adjusted financial information, which presents the Company's results of operations after excluding acquired intangible asset amortization, goodwill impairment, acquisition related contingent consideration adjustments, investment impairment loss, transaction and integration costs associated with DMS Health Technologies, and non-recurring related income tax adjustments. Further excluded in the measure of adjusted EBITDA are interest, taxes, depreciation, amortization and stock-based compensation. Free cash flow is calculated by subtracting cash paid for capital expenditures from operating cash flow.

A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding Digirad's financial condition and results of operations is included as Exhibit 99.2 to Digirad's report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2017.
About Digirad Corporation
Digirad delivers convenient, effective, and efficient healthcare solutions on an as needed, when needed, and where needed basis. Digirad’s diverse portfolio of mobile healthcare solutions and medical equipment and services, including diagnostic imaging and patient monitoring, provides hospitals, physician practices, and imaging centers through the United States access to technology and services necessary to provide exceptional patient care in the rapidly changing healthcare environment. For more information, please visit www.digirad.com.
Forward-Looking Statements
This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seek,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative of those words or other comparable terminology, or in specific statements such as the Company's ability to deliver value to customers, the ability to grow and generate positive cash flow, the ability to execute on restructuring activities, and ability to successfully execute acquisitions. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks are detailed in Digirad's filings with the U.S. Securities and Exchange Commission, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports. Readers are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Digirad undertakes no obligation to revise or update the forward-looking statements contained herein.

(Financial tables follow)

Digirad Corporation
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended
	March 31,
(in thousands, except per share amounts)	2017	2016

Revenues:
Services	$22,874	$24,005
Product and product-related	6,206	7,152
Total revenues	29,080	31,157
Cost of revenues:
Services	18,455	18,506
Product and product-related	3,518	3,586
Total cost of revenues	21,973	22,092

Gross profit	7,107	9,065
Total gross profit percentage	24.4%	29.1%
Services gross profit percentage	19.3%	22.9%
Product and product-related gross profit percentage	43.3%	49.9%

Operating expenses:
Marketing and sales	2,400	2,625
General and administrative	5,104	6,414
Amortization of intangible assets	578	579
Total operating expenses	8,082	9,618

Loss from operations	(975)	(553)

Other expense:
Other income, net	—	71
Interest expense, net	(315)	(370)
Total other expense	(315)	(299)

Loss before income taxes	(1,290)	(852)
Income tax (expense) benefit	(786)	12,461
Net (loss) income	$(2,076)	$11,609

Net (loss) income per share:
Basic	$(0.10)	$0.60
Diluted	$(0.10)	$0.58
Dividends declared per common share	$0.05	$0.05

Weighted average shares outstanding – basic	19,933	19,448
Weighted average shares outstanding – diluted	19,933	19,943

Digirad Corporation
Condensed Consolidated Balance Sheets
(Unaudited)

(in thousands)	March 31, 2017	December 31, 2016
Assets:
Current assets:
Cash and cash equivalents	$1,913	$2,203
Securities available-for-sale	17	917
Accounts receivable, net	13,633	14,503
Inventories, net	5,942	5,987
Restricted cash	3,283	1,376
Other current assets	1,771	2,093
Total current assets	26,559	27,079
Property and equipment, net	31,250	31,407
Intangible assets, net	11,050	11,628
Goodwill	6,237	6,237
Deferred tax assets	26,831	27,019
Restricted cash	100	2,100
Other assets	799	793
Total assets	$102,826	$106,263

Liabilities:
Current liabilities:
Accounts payable	$6,110	$6,514
Accrued compensation	3,920	3,962
Accrued warranty	170	196
Deferred revenue	3,314	3,123
Current portion of long-term debt	5,358	5,358
Other current liabilities	3,070	3,520
Total current liabilities	21,942	22,673
Long-term debt, net of current portion	14,793	16,070
Other liabilities	2,036	1,039
Total liabilities	38,771	39,782

Stockholders’ equity:
Preferred stock, $0.0001 par value: 10,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value: 80,000,000 shares authorized; 19,977,984 and 19,892,557 shares issued and outstanding (net of treasury shares) at March 31, 2017 and December 31, 2016, respectively	2	2
Treasury stock, at cost; 2,588,484 shares at March 31, 2017 and December 31, 2016	(5,728)	(5,728)
Additional paid-in capital	150,773	151,696
Accumulated other comprehensive loss	(14)	(52)
Accumulated deficit	(80,978)	(79,437)
Total stockholders’ equity	64,055	66,481
Total liabilities and stockholders’ equity	$102,826	$106,263

Digirad Corporation
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended March 31,
(in thousands, except per share amounts)	2017	2016

Net (loss) income	$(2,076)	$11,609
Acquired intangible amortization	578	577
Acquisition related contingent consideration valuation adjustment(1)	(57)	—
Transaction and integration costs of DMS Health Technologies(2)	—	1,450
Income tax items(3)	1,348	(12,333)
Non-GAAP Adjusted net (loss) income	$(207)	$1,303

Net (loss) income per share - diluted(4)	$(0.10)	$0.58
Acquired intangible amortization	0.03	0.03
Acquisition related contingent consideration valuation adjustment(1)	—	—
Transaction and integration costs of DMS Health Technologies(2)	—	0.07
Income tax items(3)	0.07	(0.62)
Non-GAAP Adjusted net (loss) income per share - diluted(4)	$(0.01)	$0.07

	Three Months Ended March 31,
(in thousands)	2017	2016

Net (loss) income	$(2,076)	$11,609
Acquisition related contingent consideration valuation adjustment(1)	(57)	—
Transaction and integration costs of DMS Health Technologies(2)	—	1,450
Depreciation and amortization	2,579	2,465
Stock-based compensation	263	223
Interest income	(1)	(5)
Interest expense	316	375
Income tax expense (benefit)	786	(12,461)
Non-GAAP Adjusted EBITDA	$1,810	$3,656

(1) Reflects fair value adjustment to estimate of contingent consideration related to acquisitions.
(2) Reflects diligence, transaction, and integration costs related to the acquisition of DMS Health Technologies.
(3) Reflects income tax effect for adjusted financial data and acquisition related income tax adjustments, and adjustment to net operating loss carryforwards.
(4) Per share amounts are computed independently for each discrete item presented. Therefore, the sum of the quarterly per share amounts will not necessarily equal to the total for the year, and sum of individual items may not equal the total.

	Three Months Ended March 31,
(in thousands)	2017	2016
Net cash provided by operating activities	$1,924	$736
Purchases of property and equipment	(492)	(1,016)
Free cash flow	$1,432	$(280)

Digirad Corporation
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended
(in thousands, except per share amounts)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Net income (loss)	$11,609	$998	$(283)	$1,978	$(2,076)
Acquired intangible amortization	577	578	578	578	578
Acquisition related contingent consideration valuation adjustment(1)	—	(3)	(5)	(56)	(57)
Investment impairment loss(2)	—	—	414	—	—
Transaction and integration costs of DMS Health Technologies(3)	1,450	171	127	173	—
Goodwill impairment	—	—	—	338	—
Income tax items(4)	(12,333)	67	170	25	1,348
Non-GAAP Adjusted net income (loss)	$1,303	$1,811	$1,001	$3,036	$(207)

Net income (loss) per share - diluted(5)	$0.58	$0.05	$(0.01)	$0.10	$(0.10)
Acquired intangible amortization	0.03	0.03	0.03	0.03	0.03
Acquisition related contingent consideration valuation adjustment(1)	—	—	—	—	—
Investment impairment loss(2)	—	—	0.02	—	—
Transaction and integration costs of DMS Health Technologies(3)	0.07	0.01	0.01	0.01	—
Goodwill impairment	—	—	—	0.02	—
Income tax items(4)	(0.62)	—	0.01	—	0.07
Non-GAAP Adjusted net income (loss) per share - diluted(5)	$0.07	$0.09	$0.05	$0.15	$(0.01)

	Three Months Ended
(in thousands)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Net income (loss)	$11,609	$998	$(283)	$1,978	$(2,076)
Acquisition related contingent consideration valuation adjustment(1)	—	(3)	(5)	(56)	(57)
Investment impairment loss(2)	—	—	414	—	—
Transaction and integration costs of DMS Health Technologies(3)	1,450	171	127	173	—
Goodwill impairment	—	—	—	338	—
Depreciation and amortization	2,465	2,383	2,489	2,552	2,579
Stock-based compensation	223	257	274	270	263
Interest income	(5)	(4)	(3)	(2)	(1)
Interest expense	375	383	345	322	316
Income tax (benefit) expense	(12,461)	37	202	(194)	786
Non-GAAP Adjusted EBITDA	$3,656	$4,222	$3,560	$5,381	$1,810

(1) Reflects fair value adjustment to estimate of contingent consideration related to acquisitions.

(2) Reflects impairment losses related to investment in Perma-Fix Medical. Amounts consist of impairment of a Supply Agreement entered into between the two parties, a loss related to the initial excess of the transaction price over fair value and a write-down of the investment to its fair market value that was considered other than temporary.
(3) Reflects diligence, transaction, and integration costs related to the acquisition of DMS Health Technologies.
(4) Reflects income tax effect for adjusted financial data and acquisition related income tax adjustments, and adjustment to net operating loss carryforwards.
(5) Per share amounts are computed independently for each discrete item presented. Therefore, the sum of the quarterly per share amounts will not necessarily equal to the total for the year, and sum of individual items may not equal the total.

Digirad Corporation
Supplemental Debt Information
(Unaudited)

The following table reflects outstanding principal balances and interest rates under the Company's credit facility at March 31, 2017 and December 31, 2016:

	March 31, 2017		December 31, 2016
(in thousands)	Balance	Interest Rate	Balance	Interest Rate
Term A(1)	$16,668	3.33%	$17,382	3.15%
Term B(2)	3,956	5.83%	4,581	5.65%
Revolver	—	2.81%	—	2.69%
Total borrowing	$20,624		$21,963

(1) Term A amortizes over a 7-year period with scheduled amortization ending in January 2021, with the remaining amount due in a balloon payment.
(2) Term B amortizes over a 3-year period with scheduled amortization ending in January 2019. Through March 31, 2017, the Company has made three extra payments in the same amount as the scheduled payments.

Digirad Corporation
Supplemental Segment Information
(Unaudited)

	Three Months Ended March 31,
(in thousands)	2017	2016 (2)
Revenue by segment:
Diagnostic Services	$12,202	$12,012
Diagnostic Imaging	2,782	3,582
Mobile Healthcare	10,672	11,993
Medical Device Sales and Service	3,424	3,570
Condensed consolidated revenue	$29,080	$31,157
Gross profit by segment:
Diagnostic Services	$2,836	$2,548
Diagnostic Imaging	1,127	1,715
Mobile Healthcare	1,583	2,951
Medical Device Sales and Service	1,561	1,851
Condensed consolidated gross profit	$7,107	$9,065
Income (loss) from operations by segment:
Diagnostic Services	$336	$(19)
Diagnostic Imaging	(202)	381
Mobile Healthcare	(814)	422
Medical Device Sales and Service	(295)	113
Segment (loss) income from operations	(975)	897
Unallocated items (1)	—	(1,450)
Condensed consolidated loss from operations	$(975)	$(553)
(1) Includes transaction and integration costs associated with the DMS Health acquisition.
(2) Segment information has been reclassified to conform to the current year presentation.